Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2004

    In connection with the Annual Report of DATA STORAGE CONSULTING SERVICES, INC. (the "Company") on Form 10-K as filed with the Securities and Exchange Commission on the date hereof(the "Report'), Neil Bernstein, Chief Financial Officer of the Company, certify, pursuant to 18 USC ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2004, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 7, 2009	By:	/s/ Neil Bernstein
Neil Bernstein, Chief Financial Officer